Exhibit 99.2

Discover Financial Services
GAAP Basis 1
(unaudited, dollars in thousands, except per
share statistics)	Quarter Ended					May 31, 2010		Six Months Ended
	May 31, 2010	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	May 31, 2009	vs May 31, 2009		May 31, 2010	May 31, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$1,551,782	$1,559,150	$638,086	$833,217	$857,984	$693,798	81%	$3,110,932	$1,673,777	$1,437,155	86%
Interest Expense	404,621	413,724	314,158	304,401	320,005	84,616	26%	818,345	632,725	185,620	29%
Net Interest Income	1,147,161	1,145,426	323,928	528,816	537,979	609,182	113%	2,292,587	1,041,052	1,251,535	120%
Other Income 2	512,844	545,876	1,253,559	1,315,960	1,081,120	(568,276)	(53%)	1,058,720	2,271,076	(1,212,356)	(53%)
Revenue Net of Interest Expense	1,660,005	1,691,302	1,577,487	1,844,776	1,619,099	40,906	3%	3,351,307	3,312,128	39,179	1%
Provision for Loan Losses	724,264	1,387,206	399,732	380,999	643,861	80,403	12%	2,111,470	1,581,674	529,796	33%
Employee Compensation and Benefits	202,536	195,764	191,516	208,528	208,151	(5,615)	(3%)	398,300	427,639	(29,339)	(7%)
Marketing and Business Development	97,970	84,673	113,851	77,814	102,922	(4,952)	(5%)	182,643	214,355	(31,712)	(15%)
Information Processing & Communications	63,087	65,418	72,192	67,679	74,441	(11,354)	(15%)	128,505	149,338	(20,833)	(14%)
Professional Fees	78,067	75,813	92,910	83,746	74,550	3,517	5%	153,880	144,673	9,207	6%
Premises and Equipment	17,691	17,860	18,282	18,437	18,223	(532)	(3%)	35,551	36,295	(744)	(2%)
Other Expense	54,197	35,276	118,748	67,634	82,341	(28,144)	(34%)	89,473	147,451	(57,978)	(39%)
Total Other Expense	513,548	474,804	607,499	523,838	560,628	(47,080)	(8%)	988,352	1,119,751	(131,399)	(12%)
Income Before Income Taxes 2	422,193	(170,708)	570,256	939,939	414,610	7,583	2%	251,485	610,703	(359,218)	(59%)
Tax Expense	164,126	(67,170)	217,719	362,485	188,810	(24,684)	(13%)	96,956	264,509	(167,553)	(63%)
Net Income 2	$258,067	($103,538)	$352,537	$577,454	$225,800	$32,267	14%	$154,529	$346,194	($191,665)	(55%)

Net Income Allocated to Common Stockholders 2, 3	$184,590	($122,233)	$330,505	$552,928	$206,366	($21,776)	(11%)	$63,524	$324,584	($261,060)	(80%)

Effective Tax Rate 4	38.9%	39.3%	38.2%	38.6%	45.5%			38.6%	43.3%

Balance Sheet Statistics
Total Assets	$62,153,678	$66,818,951	$46,020,987	$42,698,290	$41,518,288	$20,635,390	50%	$62,153,678	$41,518,288	$20,635,390	50%
Tangible Assets 5	$61,705,953	$66,369,560	$45,569,930	$42,245,313	$41,063,390	$20,642,563	50%	$61,705,953	$41,063,390	$20,642,563	50%
Total Equity	$6,038,267	$7,015,048	$8,435,547	$8,386,202	$7,415,640	($1,377,373)	(19%)	$6,038,267	$7,415,640	($1,377,373)	(19%)
Total Common Equity	$6,038,267	$5,853,594	$7,277,481	$7,231,463	$6,263,661	($225,394)	(4%)	$6,038,267	$6,263,661	($225,394)	(4%)
Total Common Equity/Total Assets	9.7%	8.8%	15.8%	16.9%	15.1%			9.7%	15.1%
Total Common Equity/Net Loans 6	13.1%	12.8%	33.3%	30.6%	24.6%			13.1%	24.6%
Book Value per share 7	$11.10	$12.90	$15.54	$15.45	$15.40	($4.30)	(28%)	$11.10	$15.40	($4.30)	(28%)
ROE 2,8	16%	(6%)	16%	28%	12%			5%	10%

Allowance for Loan Loss (period end)	$3,930,624	$4,207,360	$1,757,899	$1,832,360	$1,986,473	$1,944,151	98%	$3,930,624	$1,986,473	$1,944,151	98%
Change in Loan Loss Reserves	($276,736)	$305,000	($74,461)	($154,113)	$107,531	($384,267)	NM	$28,264	$611,888	($583,624)	(95%)
Reserve Rate 9	7.86%	8.40%	7.44%	7.19%	7.24%	62	bps	7.86%	7.24%	62	bps

Per Share Statistics
Basic EPS 2, 10	$0.34	($0.22)	$0.61	$1.08	$0.43	($0.09)	(21%)	$0.12	$0.67	($0.55)	(82%)
Diluted EPS 2, 10	$0.33	($0.22)	$0.60	$1.07	$0.43	($0.10)	(23%)	$0.12	$0.67	($0.55)	(82%)
Common Stock Price (period end)	$13.45	$13.65	$15.46	$13.75	$9.56	$3.89	41%	$13.45	$9.56	$3.89	41%
Ending Common Shares Outstanding (000's)	543,993	543,777	542,922	542,749	481,676	62,317	13%	543,993	481,676	62,317	13%
Weighted Average Common Shares Outstanding (000's)	543,875	543,422	542,826	513,098	481,636	62,239	13%	543,651	481,092	62,559	13%
Weighted Average Common Shares Outstanding (fully diluted) (000's)	552,060	543,422	551,343	517,050	481,636	70,424	15%	551,628	481,092	70,536	15%

Loan Receivables
Total Loans	$50,024,718	$50,093,516	$23,625,084	$25,489,809	$27,441,514	22,583,204	82%	$50,024,718	$27,441,514	$22,583,204	82%
Average Total Loans	$49,818,909	$51,555,460	$23,835,598	$26,380,203	$28,257,484	21,561,425	76%	$50,677,643	$27,998,194	$22,679,449	81%

Interest Yield 11	12.25%	12.15%	10.25%	12.10%	11.54%	72	bps	12.20%	11.39%	81	bps
Net Principal Charge-off Rate 12	7.97%	8.51%	7.98%	8.05%	7.53%	44	bps	8.24%	6.95%	130	bps
Delinquency Rate (over 30 days) 13	4.52%	5.05%	4.92%	4.86%	4.87%	(35)	bps	4.52%	4.87%	(35)	bps
Delinquency Rate (over 90 days) 14	2.45%	2.77%	2.58%	2.46%	2.60%	(15)	bps	2.45%	2.60%	(15)	bps
Net Charge-off Dollars	$1,001,000	$1,082,206	$474,193	$535,112	$536,330	464,670	87%	$2,083,206	$969,786	$1,113,421	115%
Loans Delinquent Over 30 Days	$2,263,608	$2,529,580	$1,161,497	$1,237,636	$1,336,420	927,189	69%	$2,263,608	$1,336,420	$927,189	69%
Loans Delinquent Over 90 Days	$1,224,526	$1,386,386	$608,437	$626,793	$713,214	511,312	72%	$1,224,526	$713,214	$511,312	72%

Transactions Processed on Networks (000's)
Discover Network	392,571	381,562	387,350	390,643	366,315	26,256	7%	774,133	735,962	38,171	5%
PULSE Network	805,281	719,906	676,817	753,201	762,175	43,106	6%	1,525,187	1,448,702	76,485	5%
Total	1,197,852	1,101,468	1,064,167	1,143,844	1,128,490	69,362	6%	2,299,320	2,184,664	114,656	5%

Volume
PULSE Network	$28,645,624	$27,617,635	$24,667,926	$28,051,978	$29,128,044	($482,420)	(2%)	$56,263,259	$56,582,217	($318,958)	(1%)
Third-Party Issuers	1,678,337	1,561,929	1,522,269	1,446,308	1,340,532	337,805	25%	3,240,266	2,702,978	537,288	20%
Diners Club International 15	6,708,533	6,554,504	7,172,809	6,465,990	6,240,604	467,929	7%	13,263,037	12,534,178	728,859	6%
Total Payment Services	37,032,494	35,734,068	33,363,004	35,964,276	36,709,180	323,314	1%	72,766,562	71,819,373	947,189	1%
Discover Network - Proprietary 16	23,631,719	23,172,534	22,712,600	23,579,434	21,972,596	1,659,123	8%	46,804,253	44,396,963	2,407,290	5%
Total	$60,664,213	$58,906,602	$56,075,604	$59,543,710	$58,681,776	$1,982,437	3%	$119,570,815	$116,216,336	$3,354,479	3%

Discover Financial Services
As Adjusted Basis (for 2009 data)
(unaudited, dollars in thousands, except per
share statistics)	Quarter Ended					May 31, 2010		Six Months Ended
	May 31, 2010	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	May 31, 2009	vs May 31, 2009		May 31, 2010	May 31, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$1,551,782	$1,559,150	$1,576,442	$1,660,787	$1,595,066	($43,284)	(3%)	$3,110,932	$3,197,923	($86,991)	(3%)
Interest Expense	404,621	413,724	393,160	382,238	403,219	1,402	0%	818,345	830,101	(11,756)	(1%)
Net Interest Income	1,147,161	1,145,426	1,183,282	1,278,549	1,191,847	(44,686)	(4%)	2,292,587	2,367,822	(75,235)	(3%)
Other Income	512,844	545,876	550,229	575,717	513,260	(416)	(0%)	1,058,720	1,060,118	(1,398)	(0%)
Revenue Net of Interest Expense	1,660,005	1,691,302	1,733,511	1,854,266	1,705,107	(45,102)	(3%)	3,351,307	3,427,940	(76,633)	(2%)
Provision for Loan Losses	724,264	1,387,206	1,258,261	1,085,209	1,302,476	(578,212)	(44%)	2,111,470	2,779,560	(668,090)	(24%)
Employee Compensation and Benefits	202,536	195,764	191,516	208,528	208,151	(5,615)	(3%)	398,300	427,639	(29,339)	(7%)
Marketing and Business Development	97,970	84,673	113,851	77,814	102,922	(4,952)	(5%)	182,643	214,355	(31,712)	(15%)
Information Processing & Communications	63,087	65,418	72,192	67,679	74,441	(11,354)	(15%)	128,505	149,338	(20,833)	(14%)
Professional Fees	78,067	75,813	92,910	83,746	74,550	3,517	5%	153,880	144,673	9,207	6%
Premises and Equipment	17,691	17,860	18,282	18,437	18,223	(532)	(3%)	35,551	36,295	(744)	(2%)
Other Expense	54,197	35,276	89,756	67,634	82,341	(28,144)	(34%)	89,473	147,451	(57,978)	(39%)
Total Other Expense	513,548	474,804	578,507	523,838	560,628	(47,080)	(8%)	988,352	1,119,751	(131,399)	(12%)
Income Before Income Taxes	422,193	(170,708)	(103,257)	245,219	(157,997)	580,190	NM	251,485	(471,371)	722,856	153%
Tax Expense	164,126	(67,170)	(44,037)	94,655	(25,697)	189,823	NM	96,956	(142,743)	239,699	168%
Net Income	$258,067	($103,538)	($59,220)	$150,564	($132,300)	$390,367	NM	$154,529	($328,628)	$483,157	147%

Net Income Allocated to Common Stockholders 3	$184,590	($122,233)	($77,855)	$130,954	($148,854)	$333,444	NM	$63,524	($345,182)	$408,706	118%

Effective Tax Rate 4	38.9%	39.3%	42.6%	38.6%	16.3%			38.6%	30.3%

Balance Sheet Statistics
Total Assets	$62,153,678	$66,818,951	$67,116,359	$63,929,520	$62,796,303	($642,625)	(1%)	$62,153,678	$62,796,303	($642,625)	(1%)
Tangible Assets 5	$61,705,953	$66,369,560	$66,665,302	$63,476,543	$62,341,405	($635,452)	(1%)	$61,705,953	$62,341,405	($635,452)	(1%)
Total Equity	$6,038,267	$7,015,048	$7,102,991	$7,148,275	$6,344,804	($306,537)	(5%)	$6,038,267	$6,344,804	($306,537)	(5%)
Total Common Equity	$6,038,267	$5,853,594	$5,944,925	$5,993,536	$5,192,826	$845,441	16%	$6,038,267	$5,192,826	$845,441	16%
Tangible Common Equity 17	$5,590,542	$5,404,203	$5,493,868	$5,540,559	$4,737,928	$852,614	18%	$5,590,542	$4,737,928	$852,614	18%
Tangible Common Equity/Tangible Assets 17, 18	9.1%	8.1%	8.2%	8.7%	7.6%			9.1%	7.6%
Tangible Common Equity/Net Loans 6, 17, 19	12.1%	11.8%	11.7%	11.7%	10.0%			12.1%	10.0%
Tangible Common Equity per share 17, 20	$10.28	$9.94	$10.12	$10.21	$9.84	$0.44	4%	$10.28	$9.84	$0.44	4%
ROE 8	16%	(6%)	(3%)	9%	(8%)			5%	(12%)

Net Yield on Loan Receivables 21	9.14%	9.01%	9.38%	9.95%	9.25%	(11)	bps	9.07%	9.22%	(15)	bps
Return on Loan Receivables 22	2.06%	(0.81%)	(0.47%)	1.17%	(1.03%)	309	bps	0.61%	(1.28%)	189	bps

Allowance for Loan Loss (period end)	$3,930,624	$4,207,360	$3,902,360	$3,707,571	$3,700,901	$229,723	6%	$3,930,624	$3,700,901	$229,723	6%
Change in Loan Loss Reserves	($276,736)	$305,000	$194,789	$6,670	$298,775	($575,511)	(193%)	$28,264	$946,544	($918,280)	(97%)
Reserve Rate 9	7.86%	8.40%	7.67%	7.28%	7.25%	61	bps	7.86%	7.25%	61	bps
Reserve Rate (excluding guaranteed student loans) 23	8.21%	8.73%	7.87%	7.41%	7.32%	89	bps	8.21%	7.32%	89	bps

Per Share Statistics
Basic EPS 10	$0.34	($0.22)	($0.14)	$0.26	($0.31)	$0.65	NM	$0.12	($0.72)	$0.84	117%
Diluted EPS 10	$0.33	($0.22)	($0.14)	$0.25	($0.31)	$0.64	NM	$0.12	($0.72)	$0.84	117%
Common Stock Price (period end)	$13.45	$13.65	$15.46	$13.75	$9.56	$3.89	41%	$13.45	$9.56	$3.89	41%
Ending Common Shares Outstanding (000's)	543,993	543,777	542,922	542,749	481,676	62,317	13%	543,993	481,676	62,317	13%
Weighted Average Common Shares Outstanding (000's)	543,875	543,422	542,826	513,098	481,636	62,239	13%	543,651	481,092	62,559	13%
Weighted Average Common Shares Outstanding (fully diluted) (000's)	552,060	543,422	542,826	517,050	481,636	70,424	15%	551,628	481,092	70,536	15%

Loan Receivables
Total Loans	$50,024,718	$50,093,516	$50,854,146	$50,896,596	$51,017,887	(993,169)	(2%)	$50,024,718	$51,017,887	($993,169)	(2%)
Average Total Loans	$49,818,909	$51,555,460	$50,585,332	$50,957,954	$51,120,498	(1,301,589)	(3%)	$50,677,643	$51,489,536	($811,893)	(2%)

Interest Yield 11	12.25%	12.15%	12.35%	12.79%	12.18%	7	bps	12.20%	12.22%	(2)	bps
Net Principal Charge-off Rate 12	7.97%	8.51%	8.43%	8.40%	7.79%	18	bps	8.24%	7.14%	110	bps
Delinquency Rate (over 30 days) 13	4.52%	5.05%	5.31%	5.11%	5.08%	(56)	bps	4.52%	5.08%	(56)	bps
Delinquency Rate (over 90 days) 14	2.45%	2.77%	2.78%	2.60%	2.73%	(28)	bps	2.45%	2.73%	(28)	bps
Net Charge-off Dollars	$1,001,000	$1,082,206	$1,063,472	$1,078,539	$1,003,701	($2,702)	(0%)	$2,083,206	$1,833,016	$250,190	14%
Loans Delinquent Over 30 Days	$2,263,608	$2,529,580	$2,700,959	$2,598,424	$2,592,475	($328,867)	(13%)	$2,263,608	$2,592,475	($328,867)	(13%)
Loans Delinquent Over 90 Days	$1,224,526	$1,386,386	$1,411,779	$1,322,433	$1,392,727	($168,201)	(12%)	$1,224,526	$1,392,727	($168,201)	(12%)

Segment - Income Before Income Taxes
Direct Banking	$385,939	($207,665)	($127,028)	$218,080	($184,705)	$570,644	NM	$178,274	($527,005)	$705,279	134%
Payment Services	36,254	36,957	23,771	27,139	26,708	9,546	36%	73,211	55,634	$17,577	32%
Total	$422,193	($170,708)	($103,257)	$245,219	($157,997)	$580,190	NM	$251,485	($471,371)	$722,856	153%

Note: As adjusted basis (non-GAAP) data is presented to show how the Company's financial data would be presented for each of the fiscal quarters in the year ended November 30, 2009 if the trusts used in the Company’s securitization activities were consolidated into the Company’s financial statements for such periods. As adjusted income statement data also excludes the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009  and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009. For reconciliation of comparable GAAP measures see Reconciliation of GAAP to As Adjusted data.

Discover Financial Services
Direct Banking Segment
Managed Basis 24
(unaudited, dollars in thousands)
	Quarter Ended					May 31, 2010		Six Months Ended
	May 31, 2010	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	May 31, 2009	vs May 31, 2009		May 31, 2010	May 31, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$1,551,775	$1,559,147	$1,585,612	$1,663,886	$1,607,114	($55,339)	(3%)	$3,110,922	$3,210,476	($99,554)	(3%)
Interest Expense	404,577	413,686	403,266	392,592	414,002	(9,425)	(2%)	818,263	852,340	(34,077)	(4%)
Net Interest Income	1,147,198	1,145,461	1,182,346	1,271,294	1,193,112	(45,914)	(4%)	2,292,659	2,358,136	(65,477)	(3%)
Other Income	447,711	480,341	924,499	1,055,529	834,630	(386,919)	(46%)	928,052	1,697,853	(769,801)	(45%)
Revenue Net of Interest Expense	1,594,909	1,625,802	2,106,845	2,326,823	2,027,742	(432,833)	(21%)	3,220,711	4,055,989	(835,278)	(21%)
Provision for Loan Losses	724,264	1,387,206	989,009	924,427	1,111,232	(386,968)	(35%)	2,111,470	2,444,905	(333,435)	(14%)
Total Other Expense	484,706	446,261	571,351	489,596	528,608	(43,902)	(8%)	930,967	1,056,015	(125,048)	(12%)
Income Before Income Taxes	$385,939	($207,665)	$546,485	$912,800	$387,902	($1,963)	(1%)	$178,274	$555,069	($376,795)	(68%)

Net Yield on Loan Receivables 21	9.14%	9.01%	9.37%	9.90%	9.26%	(12)	bps	9.07%	9.18%	(11)	bps
Pretax Return on Loan Receivables 25	3.07%	(1.63%)	4.33%	7.10%	3.01%	6	bps	0.71%	2.16%	(145)	bps

Loan Receivables
Total Loans	$50,024,718	$50,093,516	$50,860,372	$50,903,845	$51,032,382	($1,007,664)	(2%)	$50,024,718	$51,032,382	($1,007,664)	(2%)
Average Total Loans	$49,818,909	$51,555,460	$50,590,846	$50,971,056	$51,132,761	($1,313,852)	(3%)	$50,677,643	$51,501,209	($823,566)	(2%)

Interest Yield 11	12.25%	12.15%	12.34%	12.73%	12.19%	6	bps	12.20%	12.18%	2	bps
Net Principal Charge-off Rate 12	7.97%	8.51%	8.43%	8.39%	7.79%	18	bps	8.24%	7.14%	110	bps
Delinquency Rate (over 30 days) 13	4.52%	5.05%	5.31%	5.10%	5.08%	(56)	bps	4.52%	5.08%	(56)	bps
Delinquency Rate (over 90 days) 14	2.45%	2.77%	2.78%	2.60%	2.73%	(28)	bps	2.45%	2.73%	(28)	bps
Net Charge-off Dollars	$1,001,000	$1,082,206	$1,063,472	$1,078,539	$1,003,701	($2,701)	(0%)	$2,083,206	$1,833,016	$250,190	14%
Loans Delinquent Over 30 Days	$2,263,608	$2,529,580	$2,700,959	$2,598,424	$2,592,475	($328,867)	(13%)	$2,263,608	$2,592,475	($328,867)	(13%)
Loans Delinquent Over 90 Days	$1,224,526	$1,386,386	$1,411,779	$1,322,433	$1,392,727	($168,201)	(12%)	$1,224,526	$1,392,727	($168,201)	(12%)

Credit Card Loans
Credit Card Loans	$45,328,330	$45,761,239	$47,465,590	$48,135,639	$48,903,632	($3,575,302)	(7%)	$45,328,330	$48,903,632	($3,575,302)	(7%)
Average Credit Card Loans	$45,279,580	$47,646,479	$47,429,775	$48,641,890	$49,108,321	($3,828,741)	(8%)	$46,450,025	$49,674,982	($3,224,957)	(6%)

Interest Yield 11	12.93%	12.70%	12.75%	12.99%	12.37%	56	bps	12.81%	12.32%	49	bps
Net Principal Charge-off Rate 12	8.56%	9.00%	8.81%	8.63%	7.99%	57	bps	8.79%	7.30%	149	bps
Delinquency Rate (over 30 days) 13	4.85%	5.39%	5.60%	5.31%	5.23%	(38)	bps	4.85%	5.23%	(38)	bps
Delinquency Rate (over 90 days) 14	2.63%	2.98%	2.94%	2.72%	2.82%	(19)	bps	2.63%	2.82%	(19)	bps
Net Charge-off Dollars	$977,083	$1,057,920	$1,041,247	$1,057,613	$988,390	($11,307)	(1%)	$2,035,004	$1,808,033	$226,971	13%
Loans Delinquent Over 30 Days	$2,196,312	$2,467,482	$2,656,689	$2,557,243	$2,559,138	($362,826)	(14%)	$2,196,312	$2,559,138	($362,826)	(14%)
Loans Delinquent Over 90 Days	$1,192,684	$1,364,801	$1,393,474	$1,309,638	$1,380,885	($188,201)	(14%)	$1,192,684	$1,380,885	($188,201)	(14%)

Total Discover Card Volume	$24,247,382	$23,844,456	$23,335,440	$23,955,402	$24,336,751	($89,369)	(0%)	$48,091,838	$48,301,328	($209,490)	(0%)
Discover Card Sales Volume	$22,858,772	$22,399,675	$21,903,694	$22,768,927	$21,494,174	$1,364,598	6%	$45,258,447	$42,787,931	$2,470,516	6%

Discover Financial Services
Direct Banking Segment
As Adjusted Basis (for 2009 data)
(unaudited, dollars in thousands)
	Quarter Ended					May 31, 2010		Six Months Ended
	May 31, 2010	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	May 31, 2009	vs May 31, 2009		May 31, 2010	May 31, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$1,551,775	$1,559,147	$1,576,364	$1,660,592	$1,594,728	($42,953)	(3%)	$3,110,922	$3,197,098	($86,176)	(3%)
Interest Expense	404,577	413,686	393,128	382,188	403,158	1,419	0%	818,263	829,961	(11,698)	(1%)
Net Interest Income	1,147,198	1,145,461	1,183,236	1,278,404	1,191,570	(44,372)	(4%)	2,292,659	2,367,137	(74,478)	(3%)
Other Income	447,711	480,341	490,356	514,481	454,809	(7,098)	(2%)	928,052	941,433	(13,381)	(1%)
Revenue Net of Interest Expense	1,594,909	1,625,802	1,673,592	1,792,885	1,646,379	(51,470)	(3%)	3,220,711	3,308,570	(87,859)	(3%)
Provision for Loan Losses	724,264	1,387,206	1,258,261	1,085,209	1,302,476	(578,212)	(44%)	2,111,470	2,779,560	(668,090)	(24%)
Total Other Expense	484,706	446,261	542,359	489,596	528,608	(43,902)	(8%)	930,967	1,056,015	(125,048)	(12%)
Income Before Income Taxes	$385,939	($207,665)	($127,028)	$218,080	($184,705)	$570,644	NM	$178,274	($527,005)	$705,279	134%

Net Yield on Loan Receivables 21	9.14%	9.01%	9.38%	9.95%	9.25%	(11)	bps	9.07%	9.22%	(15)	bps
Pretax Return on Loan Receivables 25	3.07%	(1.63%)	(1.01%)	1.70%	(1.43%)	450	bps	0.71%	(2.05%)	276	bps

Loan Receivables
Total Loans	$50,024,718	$50,093,516	$50,854,146	$50,896,596	$51,017,887	($993,169)	(2%)	$50,024,718	$51,017,887	($993,169)	(2%)
Average Total Loans	$49,818,909	$51,555,460	$50,585,332	$50,957,954	$51,120,498	($1,301,589)	(3%)	$50,677,643	$51,489,536	($811,893)	(2%)

Interest Yield 11	12.25%	12.15%	12.35%	12.79%	12.18%	7	bps	12.20%	12.22%	(2)	bps
Net Principal Charge-off Rate 12	7.97%	8.51%	8.43%	8.40%	7.79%	18	bps	8.24%	7.14%	110	bps
Delinquency Rate (over 30 days) 13	4.52%	5.05%	5.31%	5.11%	5.08%	(56)	bps	4.52%	5.08%	(56)	bps
Delinquency Rate (over 90 days) 14	2.45%	2.77%	2.78%	2.60%	2.73%	(28)	bps	2.45%	2.73%	(28)	bps
Net Charge-off Dollars	$1,001,000	$1,082,206	$1,063,472	$1,078,539	$1,003,701	($2,701)	(0%)	$2,083,206	$1,833,016	$250,190	14%
Loans Delinquent Over 30 Days	$2,263,608	$2,529,580	$2,700,959	$2,598,424	$2,592,475	($328,867)	(13%)	$2,263,608	$2,592,475	($328,867)	(13%)
Loans Delinquent Over 90 Days	$1,224,526	$1,386,386	$1,411,779	$1,322,433	$1,392,727	($168,201)	(12%)	$1,224,526	$1,392,727	($168,201)	(12%)

Credit Card Loans
Credit Card Loans	$45,328,330	$45,761,239	$47,459,364	$48,128,390	$48,889,136	($3,560,806)	(7%)	$45,328,330	$48,889,136	($3,560,806)	(7%)
Average Credit Card Loans	$45,279,580	$47,646,479	$47,424,261	$48,628,789	$49,096,058	($3,816,478)	(8%)	$46,450,025	$49,663,309	($3,213,284)	(6%)

Interest Yield 11	12.93%	12.70%	12.76%	13.05%	12.36%	57	bps	12.81%	12.36%	45	bps
Net Principal Charge-off Rate 12	8.56%	9.00%	8.81%	8.63%	7.99%	57	bps	8.79%	7.30%	149	bps
Delinquency Rate (over 30 days) 13	4.85%	5.39%	5.60%	5.31%	5.23%	(38)	bps	4.85%	5.23%	(38)	bps
Delinquency Rate (over 90 days) 14	2.63%	2.98%	2.94%	2.72%	2.82%	(19)	bps	2.63%	2.82%	(19)	bps
Net Charge-off Dollars	$977,083	$1,057,920	$1,041,247	$1,057,613	$988,390	($11,307)	(1%)	$2,035,004	$1,808,033	$226,971	13%
Loans Delinquent Over 30 Days	$2,196,312	$2,467,482	$2,656,689	$2,557,243	$2,559,138	($362,826)	(14%)	$2,196,312	$2,559,138	($362,826)	(14%)
Loans Delinquent Over 90 Days	$1,192,684	$1,364,801	$1,393,474	$1,309,638	$1,380,885	($188,201)	(14%)	$1,192,684	$1,380,885	($188,201)	(14%)

Total Discover Card Volume	$24,247,382	$23,844,456	$23,335,440	$23,955,402	$24,336,751	($89,369)	(0%)	$48,091,838	$48,301,328	($209,490)	(0%)
Discover Card Sales Volume	$22,858,772	$22,399,675	$21,903,694	$22,768,927	$21,494,174	$1,364,598	6%	$45,258,447	$42,787,931	$2,470,516	6%

Note: As adjusted basis (non-GAAP) data is presented to show how the Company's financial data would be presented for each of the fiscal quarters in the year ended November 30, 2009 if the trusts used in the Company’s securitization activities were consolidated into the Company’s financial statements for such periods. As adjusted income statement data also excludes the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009 and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009. For reconciliation of comparable GAAP measures see Reconciliation of GAAP to As Adjusted data.

Discover Financial Services
Payment Services Segment
(unaudited, dollars in thousands)
	Quarter Ended					May 31, 2010		Six Months Ended
	May 31, 2010	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	May 31, 2009	vs May 31, 2009		May 31, 2010	May 31, 2009	2010 vs. 2009

Earnings Summary
Interest Income	$7	$3	$78	$195	$338	($331)	(98%)	$10	$825	($815)	(99%)
Interest Expense	44	38	32	50	61	(17)	(28%)	82	140	(58)	(41%)
Net Interest Income	(37)	(35)	46	145	277	(314)	(113%)	(72)	685	(757)	(111%)
Other Income	65,133	65,535	59,873	61,236	58,451	6,682	11%	130,668	118,685	11,983	10%
Revenue Net of Interest Expense	65,096	65,500	59,919	61,381	58,728	6,368	11%	130,596	119,370	11,226	9%
Provision for Loan Losses	-	-	-	-	-	-	NM	-	-	-	NM
Total Other Expense	28,842	28,543	36,148	34,242	32,020	(3,178)	(10%)	57,385	63,736	(6,351)	(10%)
Income Before Income Taxes	$36,254	$36,957	$23,771	$27,139	$26,708	$9,546	36%	$73,211	$55,634	$17,577	32%

Volume
PULSE Network	$28,645,624	$27,617,635	$24,667,926	$28,051,978	$29,128,044	($482,420)	(2%)	$56,263,259	$56,582,217	($318,958)	(1%)
Third-Party Issuers	1,678,337	1,561,929	1,522,269	1,446,308	1,340,532	337,805	25%	3,240,266	2,702,978	537,288	20%
Diners Club International 15	6,708,533	6,554,504	7,172,809	6,465,990	6,240,604	467,929	7%	13,263,037	12,534,178	728,859	6%
Total Payment Services 16	$37,032,494	$35,734,068	$33,363,004	$35,964,276	$36,709,180	$323,314	1%	$72,766,562	$71,819,373	$947,189	1%

Transactions Processed on PULSE Network (000's)	805,281	719,906	676,817	753,201	762,175	43,106	6%	1,525,187	1,448,702	76,485	5%

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO AS ADJUSTED DATA

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

The trusts used in the securitization activities of Discover Financial Services (the "Company") are included in the Company's consolidated financial results beginning with the fiscal quarter ending February 28, 2010, in accordance with the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 166,  Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140  ("Statement No. 166") (codified under the FASB Accounting Standards Codification ("ASC") Section 860,  Transfers and Servicing ) and Statement of Financial Accounting Standards No. 167,  Amendments to FASB Interpretations No. 46(R)  ("Statement No. 167") (codified under ASC Section 810,  Consolidation), which were effective for the Company at the beginning of its current fiscal year, December 1, 2009.

The Company did not retrospectively adopt Statements No. 166 and 167 and, therefore, financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for 2010 and beyond will reflect the new accounting requirements, but the historical GAAP financial statements for periods ending on or before November 30, 2009 will continue to reflect the accounting applicable prior to the Company’s adoption of Statements No. 166 and 167.

To allow for a more meaningful historical comparison in analyzing financial data presented in 2010 and beyond, the Company has prepared financial statements showing how the Company's financial data would have been presented if the trusts used in the Company's securitization activities were consolidated into the Company's financial statements in 2009. In preparing the financial statements, the Company made securitization and as adjusted adjustments for each period.  Securitization adjustments reverse the effect of loan securitization by recharacterizing securitization income to report interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues in the same lines as non-securitized loans. As adjusted adjustments include additional amounts necessary to reflect results as if the trusts used in our securitization activities had been fully consolidated in our historical results and adjustments to exclude the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009 and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009.

Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles.  A reconcilation of TCE to common equity, a GAAP financial measure, is shown on the pages that follow.  Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies.  TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful valuation to investors of the true net asset value of the company.

Reserve rate (excluding guaranteed student loans), a non-GAAP financial measure, represents the allowance for loan losses as a percentage of total loans excluding guaranteed student loans. A reconciliation of total loans, a GAAP financial measure, to loans excluding the guaranteed portion of student loans is shown on the pages that follow.  A portion of the Company's student loans are 97% guaranteed by the federal government under the Federal Family Education Loan Program. These guaranteed student loans carry little default risk and therefore, are reserved at a significantly lower rate than the remaining portfolio. Management believes that a reserve rate excluding the government guaranteed portion of student loans is a more meaningful valuation to investors of the portion of the portfolio that has a risk of loss.

Discover Financial Services
Reconciliation of GAAP to As Adjusted Data
(unaudited, dollars in thousands, except per share statistics)

	Quarter Ended					Six Months Ended
	May 31, 2010	Feb 28, 2010	Nov 30, 2009	Aug 31, 2009	May 31, 2009	May 31, 2010	May 31, 2009
GAAP Total Common Equity	$6,038,267	$5,853,594	$7,277,481	$7,231,463	$6,263,661	$6,038,267	$6,263,661
As Adjusted Adjustments 26	-	-	(1,332,556)	(1,237,927)	(1,070,835)	-	(1,070,835)
As Adjusted Total Common Equity	6,038,267	5,853,594	5,944,925	5,993,536	5,192,826	6,038,267	5,192,826
Less: Goodwill	(255,421)	(255,421)	(255,421)	(255,421)	(255,421)	(255,421)	(255,421)
Less: Intangibles	(192,304)	(193,970)	(195,636)	(197,556)	(199,477)	(192,304)	(199,477)
As Adjusted Tangible Common Equity	$5,590,542	$5,404,203	$5,493,868	$5,540,559	$4,737,928	$5,590,542	$4,737,928

GAAP Book Value per share	$11.10	$12.90	$15.54	$15.45	$15.40	$11.10	$15.40
Less: As Adjusted Adjustments	-	-	(2.45)	(2.28)	(2.22)	-	(2.22)
As Adjusted Book Value per share	11.10	12.90	13.09	13.17	13.18	11.10	13.18
Less: Goodwill	(0.47)	(0.47)	(0.47)	(0.47)	(0.53)	(0.47)	(0.53)
Less: Intangibles	(0.35)	(0.36)	(0.36)	(0.36)	(0.41)	(0.35)	(0.41)
Less: Preferred Stock	-	(2.14)	(2.13)	(2.13)	(2.39)	-	(2.39)
As Adjusted Tangible Common Equity per share	$10.28	$9.94	$10.12	$10.21	$9.84	$10.28	$9.84

GAAP Total Loans	$50,024,718	$50,093,516	$23,625,084	$25,489,809	$27,441,514	$50,024,718	$27,441,514
Securitization Adjustments 27	NA	NA	27,235,288	25,414,036	23,590,868	NA	23,590,868
Managed Basis	50,024,718	50,093,516	50,860,372	50,903,845	51,032,382	50,024,718	51,032,382
As Adjusted Adjustments	-	-	(6,226)	(7,249)	(14,495)	-	(14,495)
As Adjusted Total Loans	50,024,718	50,093,516	50,854,146	50,896,596	51,017,887	50,024,718	51,017,887
Less: Guaranteed portion of student loans	(2,120,231)	(1,910,889)	(1,274,453)	(889,963)	(448,648)	(2,120,231)	(448,648)
As Adjusted Total Loans Less: Guaranteed portion of student loans	$47,904,487	$48,182,627	$49,579,693	$50,006,633	$50,569,239	$47,904,487	$50,569,239

Reserve Rate
GAAP Basis	7.86%	8.40%	7.44%	7.19%	7.24%	7.86%	7.24%
Adjustments 28	-	-	0.23%	0.09%	0.01%	-	0.01%
As Adjusted	7.86%	8.40%	7.67%	7.28%	7.25%	7.86%	7.25%
Adjustments (to exclude guaranteed student loans)	0.35%	0.33%	0.20%	0.13%	0.07%	0.35%	0.07%
As Adjusted (excluding guaranteed student loans)	8.21%	8.73%	7.87%	7.41%	7.32%	8.21%	7.32%

Discover Financial Services
Reconciliation of GAAP to As Adjusted Data
(unaudited, dollars in thousands, except per share statistics)

	Quarter Ended			Six Months Ended		Quarter Ended			Six Months Ended
	Nov 30, 2009	Aug 31, 2009	May 31, 2009	May 31, 2009		Nov 30, 2009	Aug 31, 2009	May 31, 2009	May 31, 2009
Total Company					Total Company (continued)

Interest Income					Total Assets
GAAP Basis	$638,086	$833,217	$857,984	$1,673,777	GAAP Basis	$46,020,987	$42,698,290	$41,518,288	$41,518,288
Securitization Adjustments	947,604	830,864	749,468	1,537,524	Securitization Adjustments	26,968,289	25,096,019	23,328,536	23,328,536
Managed Basis	1,585,690	1,664,081	1,607,452	3,211,301	Managed Basis	72,989,276	67,794,309	64,846,824	64,846,824
As Adjusted Adjustments	(9,248)	(3,294)	(12,386)	(13,378)	As Adjusted Adjustments	(5,872,917)	(3,864,789)	(2,050,521)	(2,050,521)
As Adjusted	$1,576,442	$1,660,787	$1,595,066	$3,197,923	As Adjusted	$67,116,359	$63,929,520	$62,796,303	$62,796,303

Interest Expense					Tangible Assets
GAAP Basis	$314,158	$304,401	$320,005	$632,725	GAAP Basis	$45,569,930	$42,245,313	$41,063,390	$41,063,390
Securitization Adjustments	89,140	88,241	94,058	219,755	Securitization Adjustments	26,968,289	25,096,019	23,328,536	23,328,536
Managed Basis	403,298	392,642	414,063	852,480	Managed Basis	72,538,219	67,341,332	64,391,926	64,391,926
As Adjusted Adjustments	(10,138)	(10,404)	(10,844)	(22,379)	As Adjusted Adjustments	(5,872,917)	(3,864,789)	(2,050,521)	(2,050,521)
As Adjusted	$393,160	$382,238	$403,219	$830,101	As Adjusted	$66,665,302	$63,476,543	$62,341,405	$62,341,405

Net Interest Income					Total Equity
GAAP Basis	$323,928	$528,816	$537,979	$1,041,052	GAAP Basis	$8,435,547	$8,386,202	$7,415,640	$7,415,640
Securitization Adjustments	858,464	742,623	655,410	1,317,769	As Adjusted Adjustments	(1,332,556)	(1,237,927)	(1,070,836)	(1,070,836)
Managed Basis	1,182,392	1,271,439	1,193,389	2,358,821	As Adjusted	$7,102,991	$7,148,275	$6,344,804	$6,344,804
As Adjusted Adjustments	890	7,110	(1,542)	9,001
As Adjusted	$1,183,282	$1,278,549	$1,191,847	$2,367,822	Allowance for Loan Losses
					GAAP Basis	$1,757,899	$1,832,360	$1,986,473	$1,986,473
Other Income					As Adjusted Adjustments	2,144,461	1,875,211	1,714,428	1,714,428
GAAP Basis	$1,253,559	$1,315,960	$1,081,120	$2,271,076	As Adjusted	$3,902,360	$3,707,571	$3,700,901	$3,700,901
Securitization Adjustments	(269,187)	(199,195)	(188,039)	(454,538)
Managed Basis	984,372	1,116,765	893,081	1,816,538	Change in Loan Loss Reserves
As Adjusted Adjustments	(434,143)	(541,048)	(379,821)	(756,420)	GAAP Basis	($74,461)	($154,113)	$107,531	$611,888
As Adjusted	$550,229	$575,717	$513,260	$1,060,118	As Adjusted Adjustments	269,250	160,783	191,244	334,656
					As Adjusted	$194,789	$6,670	$298,775	$946,544
Revenue Net of Interest Expense
GAAP Basis	$1,577,487	$1,844,776	$1,619,099	$3,312,128	Loan Receivables
Securitization Adjustments	589,277	543,428	467,371	863,231
Managed Basis	2,166,764	2,388,204	2,086,470	4,175,359	Average Total Loans
As Adjusted Adjustments	(433,253)	(533,938)	(381,363)	(747,419)	GAAP Basis	$23,835,598	$26,380,203	$28,257,484	$27,998,194
As Adjusted	$1,733,511	$1,854,266	$1,705,107	$3,427,940	Securitization Adjustments	26,755,248	24,590,853	22,875,277	23,503,015
					Managed Basis	50,590,846	50,971,056	51,132,761	51,501,209
Provision for Loan Losses					As Adjusted Adjustments	(5,514)	(13,102)	(12,263)	(11,673)
GAAP Basis	$399,732	$380,999	$643,861	$1,581,674	As Adjusted	$50,585,332	$50,957,954	$51,120,498	$51,489,536
Securitization Adjustments	589,277	543,428	467,371	863,231
Managed Basis	989,009	924,427	1,111,232	2,444,905	Net Charge-off Dollars
As Adjusted Adjustments	269,252	160,782	191,244	334,655	GAAP Basis	$474,193	$535,112	$536,330	$969,786
As Adjusted	$1,258,261	$1,085,209	$1,302,476	$2,779,560	Adjustments	589,280	543,427	467,372	863,231
					As Adjusted	$1,063,472	$1,078,539	$1,003,701	$1,833,016
Other Expense
GAAP Basis	$118,748	$67,634	$82,341	$147,451	Loans Delinquent Over 30 Days
As Adjusted Adjustments	(28,992)	-	-	-	GAAP Basis	$1,161,497	$1,237,636	$1,336,420	$1,336,420
As Adjusted	$89,756	$67,634	$82,341	$147,451	Adjustments	1,539,462	1,360,788	1,256,055	1,256,055
					As Adjusted	$2,700,959	$2,598,424	$2,592,475	$2,592,475
Total Other Expense
GAAP Basis	$607,499	$523,838	$560,628	$1,119,751	Loans Delinquent Over 90 Days
As Adjusted Adjustments	(28,992)	-	-	-	GAAP Basis	$608,437	$626,793	$713,214	$713,214
As Adjusted	$578,507	$523,838	$560,628	$1,119,751	Adjustments	803,342	695,640	679,513	679,513
					As Adjusted	$1,411,779	$1,322,433	$1,392,727	$1,392,727
Income Before Income Taxes
GAAP Basis	$570,256	$939,939	$414,610	$610,703	Direct Banking Earnings Summary
As Adjusted Adjustments	(673,513)	(694,720)	(572,607)	(1,082,074)
As Adjusted	($103,257)	$245,219	($157,997)	($471,371)	Interest Income
					Managed	$1,585,612	$1,663,886	$1,607,114	$3,210,476
Tax Expense					As Adjusted Adjustments	(9,248)	(3,294)	(12,386)	(13,378)
GAAP Basis	$217,719	$362,485	$188,810	$264,509	As Adjusted	$1,576,364	$1,660,592	$1,594,728	$3,197,098
As Adjusted Adjustments	(261,756)	(267,830)	(214,507)	(407,252)
As Adjusted	($44,037)	$94,655	($25,697)	($142,743)	Interest Expense
					Managed	$403,266	$392,592	$414,002	$852,340
Net Income					As Adjusted Adjustments	(10,138)	(10,404)	(10,844)	(22,379)
GAAP Basis	$352,537	$577,454	$225,800	$346,194	As Adjusted	$393,128	$382,188	$403,158	$829,961
As Adjusted Adjustments	(411,757)	(426,890)	(358,100)	(674,822)
As Adjusted	($59,220)	$150,564	($132,300)	($328,628)	Net Interest Income
					Managed	$1,182,346	$1,271,294	$1,193,112	$2,358,136
Net Income Allocated to Common Stockholders					As Adjusted Adjustments	890	7,110	(1,542)	9,001
GAAP Basis	$330,505	$552,928	$206,366	$324,584	As Adjusted	$1,183,236	$1,278,404	$1,191,570	$2,367,137
As Adjusted Adjustments	(408,360)	(421,974)	(355,220)	(669,766)
As Adjusted	($77,855)	$130,954	($148,854)	($345,182)

	Quarter Ended			Six Months Ended		Quarter Ended			Six Months Ended
	Nov 30, 2009	Aug 31, 2009	May 31, 2009	May 31, 2009		Nov 30, 2009	Aug 31, 2009	May 31, 2009	May 31, 2009
Direct Banking Earnings Summary (continued)					Total Company Ratios (continued)

Other Income					Tangible Common Equity/Net Loans
Managed	$924,499	$1,055,529	$834,630	$1,697,853	GAAP Basis	31.2%	28.7%	22.8%	22.8%
As Adjusted Adjustments	(434,143)	(541,048)	(379,821)	(756,420)	Adjustments	(19.5%)	(17.0%)	(12.8%)	(12.8%)
As Adjusted	$490,356	$514,481	$454,809	$941,433	As Adjusted	11.7%	11.7%	10.0%	10.0%

Revenue Net of Interest Expense					ROE
Managed	$2,106,845	$2,326,823	$2,027,742	$4,055,989	GAAP Basis	16%	28%	12%	10%
As Adjusted Adjustments	(433,253)	(533,938)	(381,363)	(747,419)	Adjustments	(19%)	(19%)	(20%)	(22%)
As Adjusted	$1,673,592	$1,792,885	$1,646,379	$3,308,570	As Adjusted	(3%)	9%	(8%)	(12%)

Provision for Loan Losses					Net Yield on Loan Receivables
Managed	$989,009	$924,427	$1,111,232	$2,444,905	GAAP Basis	5.45%	7.95%	7.55%	7.46%
As Adjusted Adjustments	269,252	160,782	191,244	334,655	Adjustments	3.93%	2.00%	1.70%	1.76%
As Adjusted	$1,258,261	$1,085,209	$1,302,476	$2,779,560	As Adjusted	9.38%	9.95%	9.25%	9.22%

Total Other Expense					Return on Loan Receivables
Managed	$571,351	$489,596	$528,608	$1,056,015	GAAP Basis	5.93%	8.68%	3.17%	2.48%
As Adjusted Adjustments	(28,992)	-	-	-	Adjustments	(6.40%)	(7.51%)	(4.20%)	(3.76%)
As Adjusted	$542,359	$489,596	$528,608	$1,056,015	As Adjusted	(0.47%)	1.17%	(1.03%)	(1.28%)

Income Before Income Taxes					Basic EPS
Managed	$546,485	$912,800	$387,902	$555,069	GAAP Basis	$0.61	$1.08	$0.43	$0.67
As Adjusted Adjustments	(673,513)	(694,720)	(572,607)	(1,082,074)	Adjustments	(0.75)	(0.82)	(0.74)	(1.39)
As Adjusted	($127,028)	$218,080	($184,705)	($527,005)	As Adjusted	($0.14)	$0.26	($0.31)	($0.72)

Pretax Return on Loan Receivables					Diluted EPS
GAAP Basis	4.33%	7.10%	3.01%	2.16%	GAAP Basis	$0.60	$1.07	$0.43	$0.67
Adjustments	(5.34%)	(5.40%)	(4.44%)	(4.21%)	Adjustments	(0.74)	(0.82)	(0.74)	(1.39)
As Adjusted	(1.01%)	1.70%	(1.43%)	(2.05%)	As Adjusted	($0.14)	$0.25	($0.31)	($0.72)

Credit Card Loan Receivables					Loan Receivables Ratios

Credit Card Loans					Interest Yield
GAAP Basis	$20,230,302	$22,721,603	$25,312,764	$25,312,764	GAAP Basis	10.25%	12.10%	11.54%	11.39%
Securitization Adjustments	27,235,288	25,414,036	23,590,868	23,590,868	Adjustments	2.10%	0.69%	0.65%	0.83%
Managed Basis	47,465,590	48,135,639	48,903,632	48,903,632	As Adjusted	12.35%	12.79%	12.18%	12.22%
As Adjusted Adjustments	(6,226)	(7,249)	(14,496)	(14,496)
As Adjusted	$47,459,364	$48,128,390	$48,889,136	$48,889,136	Net Principal Charge-off Rate
					GAAP Basis	7.98%	8.05%	7.53%	6.95%
Average Credit Card Loans					Adjustments	0.45%	0.35%	0.26%	0.19%
GAAP Basis	$20,674,527	$24,051,037	$26,233,044	$26,171,967	As Adjusted	8.43%	8.40%	7.79%	7.14%
Securitization Adjustments	26,755,248	24,590,853	22,875,277	23,503,015
Managed Basis	47,429,775	48,641,890	49,108,321	49,674,982	Delinquency Rate (over 30 days)
As Adjusted Adjustments	(5,514)	(13,101)	(12,263)	(11,673)	GAAP Basis	4.92%	4.86%	4.87%	4.87%
As Adjusted	$47,424,261	$48,628,789	$49,096,058	$49,663,309	Adjustments	0.39%	0.25%	0.21%	0.21%
					As Adjusted	5.31%	5.11%	5.08%	5.08%
Net Charge-off Dollars
GAAP Basis	$451,970	$514,185	$521,020	$944,802	Delinquency Rate (over 90 days)
Adjustments	589,278	543,428	467,371	863,231	GAAP Basis	2.58%	2.46%	2.60%	2.60%
As Adjusted	$1,041,247	$1,057,613	$988,390	$1,808,033	Adjustments	0.20%	0.14%	0.13%	0.13%
					As Adjusted	2.78%	2.60%	2.73%	2.73%
Loans Delinquent Over 30 Days
GAAP Basis	$1,117,228	$1,196,455	$1,303,082	$1,303,082	Credit Card Ratios
Adjustments	1,539,462	1,360,788	1,256,055	1,256,055
As Adjusted	$2,656,689	$2,557,243	$2,559,138	$2,559,138	Interest Yield
					GAAP Basis	10.86%	12.56%	11.81%	11.61%
Loans Delinquent Over 90 Days					Adjustments	1.90%	0.49%	0.54%	0.76%
GAAP Basis	$590,132	$613,998	$701,372	$701,372	As Adjusted	12.76%	13.05%	12.36%	12.36%
Adjustments	803,342	695,640	679,513	679,513
As Adjusted	$1,393,474	$1,309,638	$1,380,885	$1,380,885	Net Principal Charge-off Rate
					GAAP Basis	8.77%	8.48%	7.88%	7.24%
Total Company Ratios					Adjustments	0.04%	0.15%	0.11%	0.06%
					As Adjusted	8.81%	8.63%	7.99%	7.30%
Effective Tax Rate
GAAP Basis	38.2%	38.6%	45.5%	43.3%	Delinquency Rate (over 30 days)
Adjustments	4.5%	0.0%	(29.3%)	(13.0%)	GAAP Basis	5.52%	5.27%	5.15%	5.15%
As Adjusted	42.6%	38.6%	16.3%	30.3%	Adjustments	0.08%	0.04%	0.08%	0.08%
					As Adjusted	5.60%	5.31%	5.23%	5.23%
Tangible Common Equity/Tangible Assets
GAAP Basis	15.0%	16.0%	14.1%	14.1%	Delinquency Rate (over 90 days)
Adjustments	(6.8%)	(7.3%)	(6.5%)	(6.5%)	GAAP Basis	2.92%	2.70%	2.77%	2.77%
As Adjusted	8.2%	8.7%	7.6%	7.6%	Adjustments	0.02%	0.02%	0.05%	0.05%
					As Adjusted	2.94%	2.72%	2.82%	2.82%

1 GAAP data is presented in accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards ("FAS") No. 140 for quarters ended May 31, 2009, August 31, 2009 and November 30, 2009.  GAAP data for the quarters beginning February 28, 2010 is presented in accordance with FAS No. 166,  Accounting for Transfers of Financial Assets – an amendment of FAS No. 140  and FAS No. 167,  Amendments to FASB Interpretations No. 46(R), which were effective for the Company at the beginning of its current fiscal year, December 1, 2009.

2 The quarters ended May 31, 2009, August 31, 2009 and November 30, 2009 include $473 million pre-tax (estimated $295 million after-tax), $472 million pre-tax (estimated $287 million after-tax), and $472 million (estimated $285 million after-tax), respectively related to anti-trust litigation settlement.

3 Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

4 Effective Tax Rate represents tax expense divided by income before income taxes.

5 Tangible Assets represents total assets less goodwill and intangibles.

6 Net Loans represents total loans less the allowance for loan loss (period end).

7 Book Value per share represents total equity divided by ending common shares outstanding.

8 Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

9 Reserve Rate represents the allowance for loan losses divided by total loans.

10 Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

11 Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

12 Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

13 Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or credit card loans, as appropriate).

14 Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or credit card loans, as appropriate).

15 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

16 Gross proprietary sales volume on the Discover Network.

17 Tangible common equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful valuation to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to As Adjusted data schedule.

18 Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

19 Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

20 Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

21 Net Yield on Loan Receivables represents net interest income (annualized) divided by average total loans for the period.

22 Return on Loan Receivables represents net income (annualized) divided by average total loans for the period.

23 Reserve Rate (excluding guaranteed student loans), a non-GAAP financial measure, represents the allowance for loan losses as a percentage of total loans excluding guaranteed student loans. The Company believes that a reserve rate excluding the government guaranteed portion of student loans is a more meaningful valuation to investors of the portion of the portfolio that has a risk of loss. For a corresponding reconciliation of loans excluding the guaranteed portion of student loans to a GAAP financial measure, see Reconciliation of GAAP to As Adjusted data schedule.

24 Managed basis assumes that loans that have been securitized were not sold and presents financial information regarding these loans in a manner similar to the presentation of financial information regarding loans that have not been sold.

25 Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by average total loans for the period.

26 As adjusted adjustments include additional amounts necessary to reflect results as if the trusts used in our securitization activities had been fully consolidated in our historical results.  Also included are adjustments to exclude the impact of income received in connection with the settlement of the Company's antitrust litigation with Visa and MasterCard in each quarter of 2009 and the income statement impact of the Morgan Stanley special dividend agreement dispute in the fourth quarter of 2009.

27 Securitization Adjustments reverse the effect of loan securitization by recharacterizing securitization income to report interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues in the same lines as non-securitized loans. Beginning December 1, 2009, securitization adjustments are no longer applicable as the trust assets are consolidated in GAAP reporting.

28 Adjustments represent the difference between GAAP basis and As Adjusted basis.